 May 20 – 23, 2023  AGA Financial Forum Fort Lauderdale, FL

 1  Forward-Looking Statements and Non-GAAP Measures  Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. NJR cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “believes,” “should” and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management’s current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management’s expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this presentation include, but are not limited to, certain statements regarding NJR’s NFEPS guidance for fiscal 2023, including NFEPS guidance by Segment, fiscal 2024 long term growth range, long term annual growth projections and targets, projections of dividend and financing activities, forecasted contribution of business segments to NJR’s NFE for fiscal 2023 and 2023 Q2, our capital plan, projected cash flows, customer and service territory growth at NJNG, future NJR and NJNG capital expenditures, potential CEV capital projects, announced charitable endowment, project pipeline through Fiscal 2027, total expected shareholder return projections, CEV revenue and service projections, SREC Hedging strategies and Asset Management Agreements, the outcome and timing of future Base Rate Cases with the BPU, emissions reduction strategies and clean energy goals, environmental social and governance efforts, and other legal and regulatory expectations.  Additional information and factors that could cause actual results to differ materially from NJR’s expectations are contained in NJR’s filings with the SEC, including NJR’s Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s web site, http://www.sec.gov. Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.  Non-GAAP Measures  Non-GAAP Measures  This presentation includes the non-GAAP financial measures NFE/net financial loss, NFE per basic share, financial margin, utility gross margin, adjusted funds from operations and adjusted debt. A reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP can be found below. As an indicator of NJR’s operating performance, these measures should not be considered an alternative to, or more meaningful than, net income or operating revenues as determined in accordance with GAAP. This information has been provided pursuant to the requirements of SEC Regulation G.  NFE and financial margin exclude unrealized gains or losses on derivative instruments related to NJR’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at Energy Services and certain transactions related to NJR's investments in the PennEast Project, net of applicable tax adjustments as described below. Financial margin also differs from gross margin as defined on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization as well as the effects of derivatives as discussed above. Volatility associated with the change in value of these financial instruments and physical commodity reported on the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently instead of when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to NJR Energy Services Company.  NJNG’s utility gross margin is defined as operating revenues less natural gas purchases, sales tax, and regulatory rider expense. This measure differs from gross margin as presented on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization. Utility gross margin may also not be comparable to the definition of gross margin used by others in the natural gas distribution business and other industries. Management believes that utility gross margin provides a meaningful basis for evaluating utility operations since natural gas costs, sales tax and regulatory rider expenses are included in operating revenues and passed through to customers and, therefore, have no effect on utility gross margin.  Adjusted funds from operations is cash flows from operating activities, plus components of working capital, cash paid for interest (net of amounts capitalized), capitalized interest, the incremental change in SAVEGREEN loans, grants, rebates, and related investments, and operating lease expense.  Adjusted debt is total long-term and short-term debt, net of cash and cash equivalents, excluding solar asset financing obligations but including solar contractually committed payments for sale lease-backs, debt issuance costs, and other Fitch credit metric adjustments.  Management uses NFE/net financial loss, utility gross margin, financial margin, adjusted funds from operations and adjusted debt, as supplemental measures to other GAAP results to provide a more complete understanding of the Company’s performance. Management believes these non-GAAP measures are more reflective of the Company’s business model, provide transparency to investors and enable period-to-period comparability of financial performance. In providing NFE guidance, management is aware that there could be differences between reported GAAP earnings and NFE/net financial loss due to matters such as, but not limited to, the positions of our energy-related derivatives. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported earnings and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts. In addition, in making forecasts relating to adjusted funds from operations and adjusted debt, management is aware that there could be differences between reported GAAP earnings, cash flows from operations and total long-term and short-term debt due to matters such as, but not limited to, the unpredictability and variability of future earnings, working capital and cash positions. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported GAAP measures and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for such forecasts without unreasonable efforts. NFE/net financial loss, utility gross margin and financial margin are discussed more fully in Item 7 of our Report on Form 10-K and, we have provided presentations of the most directly comparable GAAP financial measure and a reconciliation of our non-GAAP financial measures, NFE/net financial loss, utility gross margin, financial margin, adjusted funds from operations and adjusted debt, to the most directly comparable GAAP financial measures, in the appendix to this presentation. This information has been provided pursuant to the requirements of SEC Regulation G.

 2  1  Forward-Looking Statements and Non-GAAP Measures  2  Contents  3  FY 2023 Second Quarter and First Half Review  4  Fiscal 2023 Second Quarter and Year-to-Date Summary  5  Fiscal 2023 NFEPS Guidance of $2.62 to $2.721  6  Capital Plan  7  Capital Plan Table  8  Fiscal 2023 Q2 and YTD NFE by Business Unit  9  Review of Fiscal 2023 Q2 and YTD NFE Changes  10  Projected Cash Flows  11  Investment Grade Profile  12  Well Positioned in a Rising Interest Rate Environment  Contents   1) NFEPS guidance was re-affirmed on May 4, 2023 and is not being updated at this time.  13  General Business Overview  14  NJR’s Business Portfolio  15  New Jersey Natural Gas (NJNG): Attractive Service Territory  16  NJNG: Capital Expenditures and Customer Growth  17  NJNG: Supportive Regulatory Construct  18  NJNG: SAVEGREEN  19  NJNG: Most Environmentally Sound Natural Gas Delivery System in NJ  20  Clean Energy Ventures (CEV): Milestone Projects  21  CEV: Profitable Operations Since 2009 Driven by Stable Revenue Model  22  CEV: SREC Hedging Strategy Stabilizes Revenue  23  CEV: Growing Capacity with a Robust Pipeline  24  Storage and Transportation (S&T): Overview  25  Energy Services: Overview  26  Energy Services Long Option Strategy: Proven Track Record of Success  27  Energy Services: Asset Management Agreements (AMAs)  28  NJR: Aligned with New Jersey’s Clean Energy Policy  29  NJR: Environmental, Social and Governance Efforts  30  NJR: Committed to Building Shareholder Value Through Dividends  31  NJR: Total Expected Shareholder Return  32  Appendix  33  Reconciliation of NFE and NFEPS to Net Income  34  Other Reconciliation of Non-GAAP Measures  35  Reconciliation of Adjusted Funds from Operations to Cash Flow from Operations for FY2022  36  Shareholder and Contact Information

  3  FY 2023 Second Quarter and First Half Review  3  FY 2023 Second Quarter and First Half Review  4  Fiscal 2023 Second Quarter and Year-to-Date Summary  5  Fiscal 2023 NFEPS Guidance of $2.62 to $2.721  6  Capital Plan  7  Capital Plan Table  8  Fiscal 2023 Q2 and YTD NFE by Business Unit  9  Review of Fiscal 2023 Q2 and YTD NFE Changes  10  Projected Cash Flows  11  Investment Grade Profile  12  Well Positioned in a Rising Interest Rate Environment

Fiscal 2023 Second Quarter and Year-to-Date Summary

Consistent Performance throughout Winter Period

Second Quarter NFEPS[1,2]



$0.88
$1.77
$1.36
$1.16
2Q20
2Q21
2Q22
2Q23

YTD NFEPS



$1.27
$2.24
$2.04
$2.30
6 Mos. 2020
6 Mos. 2021
6 Mos. 2022
6 Mos. 2023

Continued Execution Throughout Unique Period of Historically Warm Weather Conditions

NJNG

Higher utility gross margin

Announces bill credit and rate decrease for residential and small commercial customers following period of lower gas prices

CEV

Placed ~53MW into service since FYE 2022

Project pipeline of **~740MW** (under construction, contract, or exclusivity) through Fiscal 2027

S&T

Stable NFEPS contribution from Leaf River Energy Center and Adelphia Gateway

Continuing to explore organic expansion opportunities

Energy Services

Derived significant value for pipeline capacity during brief periods of strong demand

New Jersey Resources

1) A reconciliation from NFE to net income can be found in the Appendix.
2) Q2 FY 2021 included unusually high net financial earnings at Energy Services due to increased natural gas price volatility related to the extreme weather during February 2021.

4

 5  Utility  Non- Utility  New Jersey Natural Gas 48% - 53%  CEV 18% - 20%  S&T 4% - 8%  Home Services  0%-1%  Energy Services 20% - 25%  Fiscal 2023 NFEPS Guidance of $2.62 to $2.721  $1.74  $2.16  $2.62 - $2.72  FY2020A  FY2021A  FY 2022A  FY2023E  $2.252  $2.50  $2.472  Net Financial Earnings per Share  NFEPS guidance was re-affirmed on May 4, 2023 and is not being updated at this time.  NFEPS long-term annual growth projections are based on the midpoint of the $2.20 - $2.30 initial guidance range for fiscal 2022, provided on February 1, 2021  7-9%  LONG-TERM ANNUAL GROWTH1  Fiscal 2023 NFEPS Guidance  by Segment  Guidance Raised by $0.20 in Q1 FY2023; Represents 8.1% Increase from Midpoint of FY 2023 Initial Guidance Range  FY2024  EXPECTED TO BE AT OR ABOVE THE TOP END OF THE LONG-TERM ANNUAL GROWTH RANGE DUE TO IMPACT OF THE AMA  15.3%  NFEPS CAGR THROUGH FY2023E  YTD 2023 NFEPS  $2.30

 6  Capital Plan1  1) Total change in PP&E (cash spent, capex accrued and AFUDC). For GAAP purposes, SAVEGREEN investments are included as part of cash flows from operations  $529  $712  $622  $520 - $658  $542 - $728  ($ in Millions)  Capital plan supports long-term NFEPS growth targets of 7 – 9%  $362  $499  $335  $400 - $430  $400 - $440  $124  $89  $145  $100 - $200  $140 - $280  $43  $124  $142  $20 - $28  $2 - $8  FY2020A  FY2021A  FY2022A  FY2023E  FY2024E  NJNG  CEV  S&T

Capital Plan Table[1,2]

($ in Millions)

		1Q FY2023A	2Q FY2023A	YTD FY2023A	FY2022A	FY2023E	FY2024E	Near Real Time Return?
New Jersey Natural Gas	New Customer	$13	$18	$31	$54	$54 - $58	$56 - $60	Yes
	Maintenance & Integrity	$27	$28	$55	$104	$109 - $113	$161 - $176	
	Cost of Removal / Other	$9	$10	$19	$42	$36 - $40	$36 - $40	
	Facilities	$9	$12	$21	$7	$31 - $34	$2 - $4	
	IT	$14	$14	$28	$42	$65 - $69	$46 - $50	
	IIP	$9	$9	$18	$32	$32 - $36	$26 - $30	Yes
	RNG & P2G	-	-	-	$1	$25 - $28	$25 - $28	
	SAVEGREEN	$11	$13	$24	$53	$48 - $52	$48 - $52	Yes
		$91	**$104**	**$195**	**$335**	**$400 - $430**	**$400 - $440**	
Clean Energy Ventures	Sunlight Advantage	$2	$3	$5	$13	$9 - $13	$10 - $14	
	Commercial Solar	$42	$16	$58	$132	$91 - $187	$130 - $266	
		$44	**$19**	**$63**	**$145**	**$100 - $200**	**$140 - $280**	
Storage and Transportation	Adelphia Gateway	$12	$3	$15	$124	$12 - $16	$2 - $6	
	Leaf River	$1	$3	$4	$18	$8 - $12	$0 - $2	
		$13	**$6**	**$19**	**$142**	**$20 - $28**	**$2 - $8**	
Total		**$148**	**$129**	**$277**	**$622**	**$520 - $658**	**$542 - $728**	

New Jersey Resources

1) Total change in PP&E (cash spent, capex accrued and AFUDC). For GAAP purposes, SAVEGREEN investments are included as part of cash flows from operations
2) The sum of actual amounts may not equal due to rounding

7

 8  Fiscal 2023 Q2 and YTD NFE by Business Unit  ($ in 000s)  (Thousands)  Three Months Ended March 31,  Six Months Ended March 31,  2023  2022  Change  2023  2022  Change  New Jersey Natural Gas  $100,697  $102,783  $(2,086)  $155,361  $153,863  $1,498  Clean Energy Ventures  $(9,379)  $(6,491)  $(2,888)  $(12,961)  $(13,312)  $351  Storage and Transportation  $2,450  $4,625  $(2,175)  $8,693  $7,587  $1,106  Energy Services  $21,125  $29,940  $(8,815)  $73,658  $47,507  $26,151  Home Services and Other  $(2,583)  $(651)  $(1,932)  $(2,157)  $331  $(2,488)  Total  $112,310  $130,206  $(17,896)  $222,594  $195,976  $26,618  NFEPS  $1.16  $1.36  $(0.20)  $2.30  $2.04  $0.26

 9  Fiscal 2023 YTD  Fiscal 2023 Q2  Review of Fiscal 2023 Q2 and YTD NFE Changes  ($ in Millions)  1) A reconciliation of these non-GAAP measures can be found in the Appendix   2) The sum of 2Q23 and YTD 2023 actual amounts may not equal to total due to rounding   Fiscal 2Q22 – Consolidated NFE ($ in millions)  $ 130.2  NJNG  $ (2.1)  Utility Gross Margin1  $ 1.3   O&M   $ (5.5)  Depreciation & Amortization (D&A)  $ (2.0)  Interest expense, AFUDC, Income Tax  $ 4.1  Clean Energy Ventures  $ (2.9)  Revenue  $ 2.6  D&A and Interest Expense  $ (3.1)  Other  $ (2.4)  Storage & Transportation  $ (2.2)   Revenue   $ 7.5   D&A and Interest Expense  $ (7.7)  AFUDC & Other  $ (2.0)  Energy Services  $ (8.8)  Financial Margin1  $ (4.9)  Interest Expense, Income Tax and Other  $ (3.9)  Home Services and Other  $ (1.9)  Fiscal 2Q23 – Consolidated NFE ($ in millions)2  $ 112.3  Fiscal 2022 YTD – Consolidated NFE ($ in millions)  $ 196.0  NJNG  $ 1.5  Utility Gross Margin1  $ 22.5   O&M   $ (18.7)  Depreciation & Amortization (D&A)  $ (4.0)  Interest expense, AFUDC, Income Tax  $ 1.7  Clean Energy Ventures  $ 0.4  Revenue  $ 5.2  D&A and Interest Expense  $ (3.9)  Other  $ (0.9)  Storage & Transportation  $ 1.1  Revenue  $ 22.2  D&A and Interest Expense  $ (16.1)  AFUDC & Other  $ (5.0)  Energy Services  $ 26.2  Financial Margin1  $ 39.2  Interest Expense, Income Tax and Other  $ (13.0)  Home Services and Other  $ (2.5)  Fiscal 2023 YTD – Consolidated NFE ($ in millions)2  $ 222.6

 10  Projected Cash Flows  ($ in Millions)  1) Excludes accrual for AFUDC and SAVEGREEN investments (for GAAP purposes, SAVEGREEN investments are included in Cash Flow from Operations)   2) Dividend growth for fiscal 2023 and fiscal 2024 are based upon the midpoint of forecasted 7-9% growth rate   FY2022A  FY2023E  FY2024E  Cash Flow from Operations  $324  $320  -  $360  $450  -  $490  Uses of Funds  Capital Expenditures1  $590  $466  -  $600  $489  -  $671  Dividends2  $128  $132  -  $137  $143  -  $148  Total Uses of Funds  $718  $598  -  $737  $632  -  $819  Financing Activities  Common Stock Proceeds – DRIP  $15  $34  -  $36  $17  -  $19  Debt Proceeds/Other  $379  $244  -  $341  $165  -  $310  Total Financing Activities  $394  $278  -  $377  $182  -  $329

 11  17.4%  18.1%  17-18%  17-18%  18%  20%  16%  14.3%  14%  12%  10%  8%  6%  4%  2%  0%  FY2020A FY2021A FY2022A FY2023E FY2024E  Investment Grade Profile  1) Internal estimates based on Fitch Ratings methodology. Ratio represents inverse of FFO-adjusted leverage ratio. A reconciliation from adjusted funds from operations to cash flows from operating activities and adjusted debt to long-term and short-term debt can be found in the Appendix. Adjusted funds from operations is cash flows from operating activities, plus components of working capital, cash paid for interest (net of amounts capitalized), capitalized interest, the incremental change in SAVEGREEN loans, grants, rebates, and related investments, and operating lease expense. Adjusted debt is total long-term and short-term debt, net of cash and cash equivalents, excluding solar asset financing obligations but including solar contractually committed payments for sale lease-backs, debt issuance costs, and other Fitch credit metric adjustments.  NJR Adjusted FFO / Adjusted Debt1  NJNG  (Secured Rating)  NJR  (Unsecured Rating)  NAIC   NAIC-1.E   NAIC-2.A   Moody's   A1 (Stable)   Fitch  A+ (Stable)  Current Credit Ratings  Strong Credit Ratings Supported by Stable Cash Flows

 12  Well Positioned in a Rising Interest Rate Environment  ($ in Millions)  1) Term debt only(excludes short-term debt of $187.7 million, capital leases of $35 million and solar financing obligations of $185 million). Group by fiscal years.  Impact of high interest rate environment included in FY2023 and long-term NFEPS guidance  Interest rate impact mitigated by predominately fixed-rate debt  Manageable debt repayment schedule with no significant maturity towers in any particular year  Substantial liquidity at both NJNG and NJR - $900M of credit facilities available through FY2027  Term Debt1 Maturity Schedule  as of March 31, 2023  $70  $50  $50  $50  $11  $10  $47  $10  $41  $55  $100  $125  $100  $125 $125  $100  $125  $100  $75  $50  $50  $100  $100  $110  $100 $150  $130  $120  $130  $130  $50  $-  $20  $40  $60  $80  $100  $120  $140  $160  NJNG NJR  Weighted Average of Maturity ~15.8

 General Business Overview  13  13  General Business Overview  14  NJR’s Business Portfolio  15  New Jersey Natural Gas (NJNG): Attractive Service Territory  16  NJNG: Capital Expenditures and Customer Growth  17  NJNG: Supportive Regulatory Construct  18  NJNG: SAVEGREEN  19  NJNG: Most Environmentally Sound Natural Gas Delivery System in New Jersey  20  Clean Energy Ventures (CEV): Milestone Projects  21  CEV: Profitable Operations Since 2009 Driven by Stable Revenue Model  22  CEV: SREC Hedging Strategy Stabilizes Revenue  23  CEV: Growing Capacity with a Robust Pipeline  24  Storage and Transportation (S&T): Overview  25  Energy Services: Overview  26  Energy Services Long Option Strategy: Proven Track Record of Success  27  Energy Services: Asset Management Agreements (AMAs)  28  NJR: Aligned with New Jersey’s Clean Energy Policy  29  NJR: Environmental, Social and Governance Efforts  30  NJR: Committed to Building Shareholder Value Through Dividends  31  NJR: Total Expected Shareholder Return

 14  NJR’s Business Portfolio  Natural Gas and Renewable Fuel Distribution; Solar Investments, Wholesale Energy Markets; Storage & Transportation Infrastructure; Retail Operations  Operates and maintains approximately 7,700 miles of Natural Gas transportation and distribution infrastructure serving over 574,000 customers in New Jersey  New Jersey Natural Gas (NJNG)  Clean Energy Ventures (CEV)  Storage and Transportation (S&T)  Energy Services (ES)  New Jersey Resources Home Services (NJRHS)  CEV develops, invests in, owns and operates energy projects that generate clean power, provide low carbon energy solutions and help our customers save energy and money in a sustainable way  Invests in, owns and operates midstream assets including natural gas pipeline and storage facilities. Our companies provide transportation and storage services to a broad range of customers in the natural gas market  Provides unregulated, wholesale natural gas to consumers across the Gulf Coast, Eastern Seaboard, Southwest, Mid-continent and Canada. In addition to energy supply, NJRES provides a full-range of customized energy management services  Demonstrated leadership as a premier energy infrastructure and environmentally- forward thinking company  NJR Home Services offers customers home comfort solutions, including equipment sales and installations; solar lease and purchase plans; and a service contract product line, including heating, cooling, water heating, electric and standby generator contracts  Recognized as a Top 20 Ruud® National Pro Partner™ for 6 Consecutive Years

 Population1  thousands  620  630  644  655  470  490  509  536  510  580  637  644  2000 Census  2010 Census  2020 Census  2029  Projected  Ocean  Morris  Monmouth  New Jersey Natural Gas (NJNG): Attractive Service Territory  Affluent Customer Base Strategically Located between New York and Philadelphia   15  1. Sources: US Census Bureau for 2000, 2010 and 2020 actuals. N.J. Department of Labor for 2029 projections.  MORRIS  OCEAN  NEW YORK CITY  MONMOUTH • Asbury  Park  Toms River  1,600  1,700  1,790  1,835  Parsippany   Strategic Value   Attractive service territory  Constructive regulation  Regulatory incentives  Infrastructure investments  Disciplined Execution   Safe, reliable service  High customer satisfaction   Growth Opportunities   Growing customer base  Annual recovery of infrastructure expenditures  Investment in rate base projects  PHILADELPHIA

 16  NJNG: Capital Expenditures and Customer Growth  Strong Trend of Favorable Customer Growth  ~$195M  Total change in PP&E (cash spent, capex accrued and AFUDC). Includes SAVEGREEN investments,  which for GAAP purposes are included as part of cash flows from operations  The sum of YTD Fiscal 2023 actual amounts may not equal to total due to rounding  Facilities included in “Other”  ~37% of capital expenditures  earning a near real-time return  Added 4,064 new customers YTD in fiscal 2023 compared to 3,579 in YTD fiscal 2022  Timing of Next Rate Case  Filing Expected in Fiscal 2024  YTD Fiscal 2023 Capital Expenditures1,2  The SAVEGREEN Project®, received the 2023 ENERGY STAR Partner of the Year Award from the U.S. Environmental Protection Agency (EPA) and the  U.S. Department of Energy  (DOE).  On March 30, 2023, NJNG submitted its annual IIP filing to the BPU requesting a rate  increase for capital expenditures of $31.4  million through June 30, 2023, resulting in a $3.5 million revenue increase, with a proposed effective date of October 1, 2023  530  539  548  558  564  569  575  500  510  520  530  540  550  560  570  NJNG Customers  (in thousands)  580  FY2017 FY2018 FY2019  FY2020 FY2021 FY2022 YTD  FY2023  SAVEGREEN  $24  IIP  $18  New Customer  $31  Maintenance  $55  Cost of  Removal/Other  $393  IT  $28

NJNG: Supportive Regulatory Construct

Stable Rate Case Results

- Rate case results are stable
  - Current ROE of 9.60% with a common equity ratio of 54%
  - Full recovery of plant investments to date
  - Rate cases are settled (generally not litigated)
- Resolution of cases have been timely
- Last case filed in March 2021 and rates effective on December 1, 2021

Decoupled Rates for majority of customers

- Volume risk due to weather or energy conservation mitigated through the *Conservation Incentive Program (CIP)*. This decoupling mechanism allows NJNG to earn a fix margin per customer[1].
- NJNG's natural gas commodity price is a pass-through cost the *Basic Gas Supply Service (BGSS)* program

Minimization of Regulatory Lag

- Investments in customer growth and Infrastructure Investment Program (IIP) earn real-time recovery or accelerated recovery through annual mechanisms
- Through the SAVEGREEN program, energy efficiency investments also have an annual cost recovery mechanism that accelerate recovery of investments and returns

Margin Sharing Incentives

- Like other utilities, NJNG contracts for supply and transportation to meet customer needs
- NJNG's BPU-approved "BGSS Incentive Programs" allow temporary release of capacity or supply when not needed
- NJNG shares margin generated with customers (85% for customers/15% for NJNG)
- BGSS Incentive margin is not counted in NJNG's ROE calculation for overearning

Strong and Stable Utility Gross Margin Profile

- Insulated from volume and commodity volatility
- Mitigates regulatory lag
- Aligned with environmental goals

New Jersey Resources

17

1. For residential and small commercial customers, which make the vast majority of NJNG's customers.

NJNG: SAVEGREEN Provides Energy Efficiency and Earns Return

One of the most successful residential energy-efficiency programs in N.J.

Conducts home energy audits and provides various grants, incentives and financing alternatives designed to encourage installation of high-efficiency heating and cooling equipment

- ~80,000 customers reduced usage and saved money and more than $545 million generated in economic activity

THE SAVEGREEN PROJECT®

Current Program: SAVEGREEN 2020

During the current three-year SAVEGREEN program, NJNG expects to invest up to $259 million in energy efficiency alongside our customers, with projected usage reductions of up to 125 million therms of natural gas. This reduction equates to preventing the emissions of over 663,102 metric tons of CO2, the equivalent of taking 142,886 cars off the road for a year.

- **Residential:** Rebates and incentives for qualifying equipment replacement and comprehensive home energy measures and On-Bill Repayment Programs
- **Multi-family:** Assessments; installation of energy savings measures; equipment replacement; custom retrofits
- **Commercial & Industrial:** Energy-efficient equipment, whole-building energy improvements, retro-commissioning and energy management efforts
- **Expanded Incentives:** For low-to-moderate income customers



NJNG's The SAVEGREEN Project® is a ENERGY STAR® 2023 Partner of the Year!

New Jersey Resources

18

 19  1. As measured by leaks per mile  $2.3 Billion  Invested in natural gas delivery system  infrastructure in last decade  NJNG: Most Environmentally Sound Natural Gas Delivery System in New Jersey1  1st  NJ natural gas utility to have completely removed 100% of all unprotected steel and cast iron from its system by December 2022  Continuous Improvement on Pending Leaks Lowest number of leaks- per-mile of any natural gas utility in the state

 CEV has developed the two largest floating solar arrays in the United States  Clean Energy Ventures (CEV): Milestone Projects  Sayreville Floating Solar  4.4-MW floating solar system in Sayreville, New Jersey (Middlesex County), the first in the state  Largest Floating Solar Array in the U.S.  First in the State of New Jersey  Canoe Brook  8.9MW floating solar system in Milburn, New Jersey (Essex County), the largest in the United States   20

  21  CEV: Profitable Operations Since 2009 Driven by Stable Revenue Model  Majority of CEV revenue contracted through FY 2025; Merchant Power upside  CEV Revenue Breakout  (5-year Average FY2018-FY2022)  CEV Cumulative NFE  (in millions)  $186 Million in NFE Over the  Past 5 Years  Majority of CEV revenue generated through Renewable Energy Certificate (SREC/TREC) sales  Seasonality: FYQ4 is generally the highest revenue period  SREC / TREC  ~76%  Solar Electricity Sales  ~14%  Sunlight Advantage  ~10%  $76  $108  $130  $147  $186  $0  $20  $40  $60  $80  $100  $120  $140  $160  $180  $200  2018  2019  2020  2021  2022

 22  CEV: SREC Hedging Strategy Stabilizes Revenue  Percent Hedged  Average Price  Current Price (EY)  98%  $197  $215  89%  $190  $205  71%  $183  $192  1) Energy Years run from June 1 of the prior year to May 31 of the respective year; for example, Energy Year 2023 begins on June 1, 2022, and ends on May 31, 2023  17%  $154  $177  95%  $203  $228  Percent  Hedged  Average  Price  Current Price  (FY)  95%  $194  $212  75%  $190  $200  63%  $182  $187  18%  $154  $170  100%  $204  $224  Over 95% hedged through  Fiscal Year 2024  63% hedged through  Fiscal Year 2026  Over 95% hedged through  Energy Year 2024  71% hedged through  Energy Year 2026  EY 2023  400  22  EY 2024  395  6  EY 2025  353  46  EY 2026  284  113  EY 2027  69  326  Thousands  Based on Energy Year1, as of March 31, 2023  Hedged Unhedged  69  249  298  325  148  100  380 21  420 0  FY 2027  FY 2026  FY 2025  FY 2024  FY 2023  Thousands  Based on Fiscal Year, as of March 31, 2023  Hedged Unhedged

 23  387  ~440  11  91  370  268  0  200  400  600  800  1000  1200  In Service at 9/30/2022  In Service at 5/4/2023  FY2023 - FY2024E  FY2025E-FY2026E  FY2027E -  In Service  Under Construction  Under Contract or Exclusivity  CEV: Growing Capacity with a Robust Pipeline   CEV owns and operates solar projects in New Jersey, Rhode Island, New York and Connecticut with approximately 440MW of capacity  Total   ~1.2 GW  MWs  Pipeline of  ~740MW  including projects under construction, contract, or exclusivity  ~440MW  of projects in-service  ~56% of pipeline located in NJ  ~44% located outside of NJ  ~53MW  New In-Service since FYE 2022  13.7%

  24  Storage and Transportation (S&T): Overview  Stable Contribution from Leaf River (storage), Steckman Ridge (storage), and Adelphia Gateway (transportation)  32.2 mmdth high deliverability salt cavern storage facility in southeastern Mississippi  Acquired October 2019  100% owner & operator  Serving Gulf Coast/Southeast the fastest growing natural gas market in North America with a growing reliance on regional supply imports  12.6 mmdth reservoir storage facility in southern PA.  Placed in-service April 2009  50% ownership interest  Serving the Northeast Region with a high dependence on storage and increasingly   constrained pipeline capacity   Portfolio of assets with  “utility-like” stable earnings contribution  0.9 mmdth/d interstate pipeline from NE PA to greater Philadelphia area  Acquired January 2020 / Placed in-service  September 2022  100% owner & operator  Serving the Northeast region, where targeted executable pipeline transportation options that bridge the existing constrained and difficult to expand pipeline grid are required to provide end use markets access to Appalachian supply to   meet demand growth

  25  Energy Services: Overview   Managing a Diversified Portfolio of Physical Natural Gas Transportation and Storage Assets to Serve Customers Across North America; Secured Fee-based Revenue through Asset Management Agreements  Asset Management Agreements  De-risked Energy Services business by securing 10 years of contracted cash payments with minimal counterparty credit risk  Long Option Strategy  Proven track record of success over 27 years of existence leveraging natural gas market volatility to drive value  Minimal long-term capital commitments and significant cash generation during outperformance years has significantly reduced NJR equity needs

 26  $37.0  $47.3  $172.4  $55.4  $49.8  $121.6  $28.8  $10.0  $146.1  $94.8  $10.3  $19.3  $91.0  $79.7  $42.1  $21.9  $18.6  $60.4  $2.9  -$7.92  $71.1  $39.13  2012  2013  2014  2015  2016  2017  2018  2019  2020  2021  2022  Based on an annual Net Financial Earnings basis. A reconciliation of Financial Margin to Operating income can be found in the Appendix.  Fiscal 2020 performance was a result of a unique combination of market conditions that included a key pipeline implementing a rare integrity testing program heading into winter and one of the warmest winters on record  FY 2022 includes contribution from Asset Management Agreements  $ in Millions  Energy Services Long Option Strategy: Proven Track Record of Success  Consistent Profitability(1) Since 1995 with Strong Financial Margins and NFE  Average Financial Margin of ~$78M  and NFE of ~$33M over the last 10 years  Financial Margin NFE

 27  Energy Services: Asset Management Agreements1 (AMAs)  In December 2020, NJR announced its entry into a series of Asset Management Agreements (AMAs) with an investment grade public utility to release certain natural gas transportation contracts of Energy Services in exchange for fees of approximately $500 million payable in cash to Energy Services over 10 years.  1) AMAs feature initial and permanent capacity releases with cash payments throughout, with ASC 606 revenue recognition standard requiring that revenue be  allocated to both the initial and permanent releases. As a result, disproportionate value is allocated to the permanent release periods in FY 2024 and FY 2032  Revenue recognition from the AMA for FY2023 is expected to be $48.5 million, of which $20.0 million was recognized in fiscal Q1 2023 and  $9.5 million was recognized in  fiscal Q2 2023  NJR received this fiscal year’s cash payment of $73.5 million in fiscal Q1 2023  AMA  YTD FY 2023 Contribution  $239  $138  $124  $261  $240  FY 2022 - FY 2024  FY 2025 - FY 2031  FY 2032  Revenue Recognition  Cash  AMA  Revenue Recognition and Cash Timeline

  28  NJR: Aligned with New Jersey’s Clean Energy Policy   NJR Environmental Initiatives  Maximize energy efficiency and conservation  SAVEGREEN  Accelerate the use of renewable energy and distributed power resources  CEV expansion  Decarbonize New Jersey’s energy system  Green Hydrogen & RNG  2019  The Energy Master Plan (EMP) established priorities for the use, management and development of energy in New Jersey  2023  EO 317 engages with stakeholders to develop plans that reduce emissions from the natural gas sector to levels that are consistent with achieving the State’s 50 percent reduction in greenhouse gas emissions

 29  Environmental, Social and Governance Efforts  Focus on Definable Accomplishments  Social  Established $20 million endowment fund for NJR’s charities to support continued  community giving long into the future  Robust structure and initiatives to promote DEI at NJR including Executive DEI Council to ensure accountability  Employee-led Business Resource Groups (BRGs) bring together employees with common background to promote engagement and inclusiveness – 21% of NJR workforce belongs to one or more BRGs  Achieved NJ operational emissions reductions over 55% since 2006 with goal of 60%  by 2030 and net zero by 2050  One of the largest owner-operators of solar assets in New Jersey, we have invested over $1 billion over the last decade building clean, emissions-free power for homes and businesses  Plans to invest up to $2 million over the next five years through its Coastal Climate Initiative, which has expanded to a multi-faceted environmental stewardship program  First direct investment of these funds distributed to the Natural Resource Education  Foundation in Waretown, NJ (New Jersey Resources Marks Earth Day 2023 with  $50,000 Donation in Support of The Lighthouse Center)  Environmental  Continued progress on reporting and transparency as through publication of 14th consecutive sustainability report  Our board of directors (Board) has a broad range of skills and industry knowledge, as well as a diversity of perspectives that align with our company’s long-term strategy  The Board is responsible for oversight of NJR’s overall strategy, including all Environmental Social and Governance (ESG) issues  NJR includes sustainability considerations in the performance metrics of our Commitment to Stakeholders. Actual results of these goals and metrics directly impact the compensation of corporate officers year-to-year and ensure accountability  Governance  2022 Diversity, Equity and Inclusion Report  NJR’s commitment to advancing diversity, equity and inclusion is essential to our progress in building a sustainable future

 30  $1.02  $1.09  $1.17  $1.25  $1.33  $1.45  FY2017  FY2018  FY2019  FY2020  FY2021  FY2022  FY2023  NJR: Committed to Building Shareholder Value Through Dividends  Strong Track Record of Dividend Growth  $1.56  FY 2023 Dividend  (up 7.6%)  1) A reconciliation from NFE to net income can be found in the Appendix.  Dividends per Share  7.3%  DPS CAGR

 31  Expect 7% - 9% NFEPS Growth  Highest Long-Term Growth Rate Across LDC Peer Group  Annualized dividend yield of 3.0%1  Dividend growth in line with long- term NFEPS growth expectations  Net Zero by 2050 goal for New Jersey operations  Working with state regulators toward New Jersey’s long-term clean energy goals  NJR: Total Expected Shareholder Return  The Clean Energy Future Starts at NJR  Solid Long Term Growth  Outlook  Delivering Value to Shareholders Through Growth and Income  NJR is a Premier Energy Infrastructure Company  Growing Dividend  1) Based on dividend per share of $1.56 and closing share price of $51.32 on May 2, 2023  TOTAL EXPECTED SHAREHOLDER RETURN: ~10 - 12%

 Appendix:  Financial Statements and Additional Information  32  32  Appendix  33  Reconciliation of NFE and NFEPS to Net Income  34  Other Reconciliation of Non-GAAP Measures  35  Reconciliation of Adjusted Funds from Operations to Cash Flow from Operations for FY2022  36  Shareholder and Contact Information

Reconciliation of NFE and NFEPS to Net Income

($ in 000s)

- NFE is a measure of earnings based on the elimination of timing differences to effectively match the earnings effects of the economic hedges with the physical sale of natural gas, Solar Renewable Energy Certificates (SRECs) and foreign currency contracts. Consequently, to reconcile net income and NFE, current-period unrealized gains and losses on the derivatives are excluded from NFE as a reconciling item. Realized derivative gains and losses are also included in current-period net income. However, NFE includes only realized gains and losses related to natural gas sold out of inventory, effectively matching the full earnings effects of the derivatives with realized margins on physical natural gas flows. NFE also excludes certain transactions associated with equity method investments, including impairment charges, which are non-cash charges, and return of capital in excess of the carrying value of our investment. These are not indicative of the Company's performance for its ongoing operations. Included in the tax effects are current and deferred income tax expense corresponding with the components of NFE.

- NFE eliminates the impact of volatility to GAAP earnings associated with unrealized gains and losses on derivative instruments in the current period

(Unaudited)	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022	Six Months Ended March 31, 2023	Six Months Ended March 31, 2022
NEW JERSEY RESOURCES				
A reconciliation of net income, the closest GAAP financial measure, to net financial earnings is as follows:				
Net income	**$ 110,247**	$ 96,035	$ 226,168	$ 207,347
Add:				
Unrealized loss (gain) on derivative instruments and related transactions	**13,971**	42,022	(17,532)	(40,169)
Tax effect	**(3,320)**	(9,980)	4,167	9,556
Effects of economic hedging related to natural gas inventory	**(11,203)**	1,155	12,769	24,732
Tax effect	**2,662**	(274)	(3,035)	(5,877)
Gain on equity method investment	**(200)**	—	(200)	—
Tax effect	**50**	—	50	—
NFE tax adjustment	**103**	1,248	207	387
Net financial earnings	**$ 112,310**	$ 130,206	$ 222,594	$ 195,976
Weighted Average Shares Outstanding				
Basic	**96,893**	96,068	96,689	96,006
Diluted	**97,556**	96,516	97,346	96,480
A reconciliation of basic earnings per share, the closest GAAP financial measure, to basic net financial earnings per share is as follows:				
Basic earnings per share	**$ 1.14**	$ 1.00	$ 2.34	$ 2.16
Add:				
Unrealized loss (gain) on derivative instruments and related transactions	**$ 0.14**	$ 0.44	$ (0.18)	$ (0.42)
Tax effect	**$ (0.03)**	$ (0.10)	$ 0.04	$ 0.10
Effects of economic hedging related to natural gas inventory	**$ (0.12)**	$ 0.01	$ 0.13	$ 0.26
Tax effect	**$ 0.03**	$ —	$ (0.03)	$ (0.06)
NFE tax adjustment	**$ —**	$ 0.01	$ —	$ —
Basic NFE per share	**$ 1.16**	$ 1.36	$ 2.30	$ 2.04

New Jersey Resources

33

Other Reconciliation of Non-GAAP Measures

($ in 000s)

NJNG Utility Gross Margin

- NJNG's utility gross margin is defined

  purchases, sales tax, and regulatory rider expenses. This measure differs from gross margin as presented on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization.

Energy Services Financial Margin

- Financial margin removes the timing differences associated with certain derivative and hedging transactions. Financial margin differs from gross margin as defined on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization expenses as well as the effects of derivatives instruments on earnings.

(Unaudited)	Three Months Ended March 31,		Six Months Ended March 31,	
	2023	2022	**2023**	2022
A reconciliation of gross margin, the closest GAAP financial measurement, to utility gross margin is as follows:				
Operating revenues	**$ 400,838**	$ 463,812	**$ 758,584**	$ 738,584
Less:				
Natural gas purchases	**158,694**	215,223	**343,465**	339,817
Operating and maintenance (1)	**30,711**	26,748	**57,005**	39,889
Regulatory rider expense	**23,154**	30,910	**41,405**	47,581
Depreciation and amortization	**25,319**	23,344	**50,209**	46,237
Gross margin	**162,960**	167,587	**266,500**	265,060
Add:				
Operating and maintenance (1)	**30,711**	26,748	**57,005**	39,889
Depreciation and amortization	**25,319**	23,344	**50,209**	46,237
Utility gross margin	**$ 218,990**	$ 217,679	**$ 373,714**	$ 351,186
A reconciliation of gross margin, the closest GAAP financial measurement, to financial margin is as follows:				
Operating revenues	**$ 196,730**	$ 412,645	**$ 518,512**	$ 781,889
Less:				
Natural Gas purchases	**161,114**	411,146	**394,401**	689,833
Operating and maintenance (1)	**7,668**	3,978	**11,123**	7,247
Depreciation and amortization	**62**	32	**119**	60
Gross margin	**27,886**	(2,511)	**112,869**	84,749
Add:				
Operating and maintenance (1)	**7,668**	3,978	**11,123**	7,247
Depreciation and amortization	**62**	32	**119**	60
Unrealized loss (gain) on derivative instruments and related transactions	**13,795**	40,446	**(26,091)**	(45,201)
Effects of economic hedging related to natural gas inventory	**(11,203)**	1,155	**12,769**	24,732
Financial margin	**$ 38,208**	$ 43,100	**$ 110,789**	$ 71,587

(1) Excludes selling, general and administrative expenses

New Jersey Resources

34

  35  Reconciliation of Adjusted Funds from Operations to Cash Flow from Operations for FY2022  Adjusted funds from operations is cash flows from operating activities, plus components of working capital, cash paid for interest (net of amounts capitalized), capitalized interest, the incremental change in SAVEGREEN loans, grants, rebates, and related investments, and operating lease expense  Cash Flow from Operations  $323.5  Add back  Components of working capital     $77.7  Cash paid for interest (net of amounts capitalized)     $84.4  Capitalized Interest  $6.1  SAVEGREEN loans, grants, rebates and related investments  $53.1  Operating cash flows from operating leases  $7.4  Adjusted FFO (Non-GAAP)  $552.2  Adjusted debt is total long term and short-term debt, net of cash and cash equivalents, excluding solar asset financing obligations but including solar contractually committed payments for sale lease backs, debt issuance costs, and other Fitch Ratings’ credit metric adjustments  Long-Term Debt (including current maturities)  $2,560.4  Short-Term Debt  $424.0  Exclude  Cash on Hand  ($1.1)  CEV Sale-Leaseback Debt  ($130.6)  Include  CEV Sale lease-back Contractual Commitments  $111.6  Debt Issuance Costs  $13.3  Operating Lease Debt estimate (8x lease expense)  $77.6  Adjusted Debt (Non-GAAP)  $3,055.2  Adjusted Debt, FY2022  (Millions)  Adjusted Funds from Operations,  FY2022  (Millions)

Shareholder and Contact Information

Stock Transfer Agent and Registrar

The Transfer Agent and Registrar for the company's common stock is Broadridge Corporate Issuer Solutions, Inc. (Broadridge).

Shareowners with questions about account activity should contact Broadridge investor relations representatives between 9 a.m. and 6 p.m. ET, Monday through Friday, by calling toll-free 800-817-3955.

General written inquiries and address changes may be sent to:
Broadridge Corporate Issuer Solutions
P.O. Box 1342, Brentwood, NY 11717

or

For certified and overnight delivery:
Broadridge Corporate Issuer Solutions, ATTN: IWS
1155 Long Island Avenue, Edgewood, NY 11717

Shareowners can view their account information online at shareholder.broadridge.com/NJR.

Last Four Dividends Paid (Quarterly Frequency)

Ex-Dividend Date	Record Date	Payable Date	Amount per share
3/14/2023	3/15/2023	4/3/2023	$0.39
12/13/2022	12/14/2022	1/3/2023	$0.39
9/23/2022	9/26/2022	10/3/2022	$0.39[1]
6/14/2022	6/15/2022	7/1/2022	$0.3625

Corporate Headquarters

1415 Wyckoff Road
Wall, NJ 07719
(732) 938-1000
www.njresources.com

Contact Information

Adam Prior – Director, Investor Relations
732-938-1145
aprior@njresources.com

Online Information

Website: www.njresources.com

Investor Relations: LINK

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1) 7.6 percent increase in the quarterly dividend rate to $0.39 per share from $0.3625 per share

New Jersey Resources 36